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                                                                   Exhibit 16(a)

                                POWER OF ATTORNEY

        We, the undersigned officers and Trustees of Eaton Vance Mutual Funds Trust, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments to the Registration Statement on Form N-14 filed by Eaton Vance Mutual Funds Trust with the Securities and Exchange Commission in respect of shares of beneficial interest, and other documents and papers relating thereto.

        IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

        Name                             Capacity                    Date
        ----                             --------                    ----

                                President, Principal
                                Executive Officer and
/s/ M. Dozier Gardner           Trustee                         October 19, 1998
--------------------------
M. Dozier Gardner
                                Treasurer and Principal
                                Financial and Accounting
/s/ James L. O'Connor           Officer                         October 19, 1998
--------------------------
James L. O'Connor


/s/ Donald R. Dwight            Trustee                         October 19, 1998
--------------------------
Donald R. Dwight

                                Vice President
/s/ James B. Hawkes             and Trustee                     October 19, 1998
--------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III        Trustee                         October 19, 1998
--------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer            Trustee                         October 19, 1998
--------------------------
Norton H. Reamer


/s/ John L. Thorndike           Trustee                         October 19, 1998
--------------------------
John L. Thorndike


/s/ Jack L. Treynor             Trustee                         October 19, 1998
--------------------------
Jack L. Treynor